UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2017

GLOBAL PARTNER ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-37523	47-4078206
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Allison Lane Thornwood, NY	10594
(Address of principal executive offices)	(Zip Code)

(646) 756-2877
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

On May 19, 2017, Global Partner Acquisition Corp. (“GPAC”) received notice from Sequel Youth and Family Services, LLC (“Sequel”) that Sequel terminated the Agreement and Plan of Merger, dated as of January 11, 2017 (the “Merger Agreement”), by and among GPAC, Sequel and other parties thereto pursuant to which GPAC was to acquire the Sequel business through an equity purchase and a merger of a wholly-owned subsidiary with and into Sequel, with Sequel being the survivor in the merger. Sequel’s termination is as a result of the transactions contemplated by the Merger Agreement not being completed on or prior to May 15, 2017. Material terms of the Merger Agreement are set forth in GPAC’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 18, 2017. A copy of the letter terminating the Merger Agreement is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Notwithstanding the termination of the Merger Agreement from January 2017, negotiations for the consummation of a business combination with Sequel have continued. We have continued to negotiate alternate terms than those initially reflected in the Merger Agreement, given discussions with investors of a possible private placement of up to $145 million of newly-issued shares of common stock of GPAC, which we previously disclosed in GPAC’s Current Report on Form 8-K filed with the SEC on May 10, 2017.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is an updated investor presentation including certain updated financial information of Sequel that will be used by GPAC in making presentations to certain of GPAC's stockholders and other persons with respect to a business combination with Sequel on new terms.

The investor presentation attached as Exhibit 99.1 is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events

While we intend to continue negotiations with Sequel to complete a business combination with Sequel on new terms, there can be no assurances that such negotiations will be successful or, if successful, that they will be on terms as favorable to GPAC as the terms in the Merger Agreement or that we will complete an initial business combination prior to August 4, 2017.

If we have not completed our initial business combination by August 4, 2017, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include the timing of a potential business combination; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and GPAC’s and Sequel’s future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the inability to find agreement with Sequel on the terms of a new business combination; the inability to consummate a new business combination before August 4, 2017 with Sequel or any other company; the inability to complete a business combination due to the failure to obtain approval of the stockholders of GPAC, or other conditions to closing; the inability to maintain the listing of GPAC’s common stock and warrants on The NASDAQ Capital Market or any other stock exchange; the risk that a business combination may disrupt current plans and operations; the inability to recognize the anticipated benefits of a business combination, which may be affected by, among other things, competition and the inability of the combined business to grow and manage growth profitably; costs related to a business combination; changes in level of spending of government (including Medicaid), commercial and private payors on the services which Sequel provides; the consolidation of managed-care organizations and their third-party payors; increases in controls over healthcare costs; the risk of care incidents and associated negative publicity; the risk of legal complaints and proceedings and government investigations; changes in applicable laws or regulations, including expected regulatory changes in healthcare laws following the recent U.S. elections, especially the expected repeal or changes to the Affordable Care Act; the inability to comply with licensing or other regulatory requirements, laws and regulations; the intense competition in the industry; the inability to profitably expand into new markets; cybersecurity risks and the failure to protect patients’ health information; the failure to comply with proper billing practices; the possibility that Sequel or GPAC may be adversely affected by other economic, business, and/or competitive factors; the risk of loss of key personnel or inability to recruit talent; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by GPAC and Sequel.

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Additional information concerning these and other factors that may impact our expectations and projections can be found in our periodic filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in the proxy statement to be filed by GPAC with the SEC when available. Our SEC filings are available publicly on the SEC’s website at www.sec.gov. GPAC and Sequel disclaim any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination pursuant to the Merger Agreement, on January 25, 2017, GPAC filed a preliminary proxy statement with the SEC. If negotiations for the consummation of a business combination with Sequel on new terms are successful, GPAC will file an amended preliminary proxy statement with the SEC and will file with the SEC and mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of GPAC are advised to read the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement in connection with GPAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the potential business combination on new terms because the proxy statements will contain important information about the potential business combination and the parties to it. The definitive proxy statement will be mailed to stockholders of GPAC as of a record date to be established for voting on the potential business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Global Partner Acquisition Corp., c/o Andrew Cook, 10 Allison Lane, Thornwood, NY New York 10594, e-mail: info@globalpartnerac.com.

Participants in the Solicitation

GPAC, Sequel, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GPAC stockholders in connection with the potential business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of GPAC’s directors and officers in GPAC’s preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement in connection with GPAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the potential business combination.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Letter, dated May 19, 2017, by Sequel Youth and Family Services, LLC
99.1	Investor Presentation, dated May 22, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2017	GLOBAL PARTNER ACQUISITION CORP.

	By:	/s/ Andrew Cook
	Name:	Andrew Cook
	Title:	Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Letter, dated May 19, 2017, by Sequel Youth and Family Services, LLC
99.1	Investor Presentation, dated May 22, 2017

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